UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 24, 2017

DCP MIDSTREAM, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 595-3331
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On December 30, 2016, DCP Midstream, LP (the "Partnership") entered into a Contribution Agreement (the “Contribution Agreement”) with DCP Midstream, LLC and DCP Midstream Operating, LP (the “Operating Partnership”), a wholly-owned subsidiary of the Partnership. The transactions and documents contemplated by the Contribution Agreement are collectively referred to hereinafter as the “Transaction.” The Transaction closed effective January 1, 2017. As a result of this transaction, our predecessor results consist of all of the previous ownership interests that DCP Midstream, LLC held in all of its subsidiaries that owned operating assets ("The DCP Midstream Business"), which DCP Midstream, LLC contributed to us on January 1, 2017. This transfer of net assets between entities under common control was accounted for as if the transfer occurred at the beginning of the relevant period, and prior years were retrospectively adjusted to furnish comparative information, similar to the pooling method. Accordingly, we have recast our consolidated financial statements to include the historical results of The DCP Midstream Business for all periods presented. We recognize transfers of net assets between entities under common control at DCP Midstream, LLC’s basis in the net assets contributed. The amount of the purchase price in deficit of DCP Midstream, LLC’s basis in the net assets was recognized as an addition to limited partners’ equity. The financial statements of our predecessor have been prepared from the separate records maintained by DCP Midstream, LLC and may not necessarily be indicative of the conditions that would have existed or the results of operations if our predecessor had been operated as an unaffiliated entity.
Attached hereto as Exhibit 12.1 is the Computation of Ratio of Earnings to Fixed Charges for the periods presented therein, which replaces Exhibit 12.1 in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission (the "SEC") on February 15, 2017 (the "2016 Form 10-K"). Attached hereto as Exhibit 99.1 is the description of our Business, which replaces Item 1 in the 2016 Form 10-K. Attached hereto as Exhibit 99.2 is the Selected Financial Data, which replaces Item 6 in the 2016 Form 10-K. Attached hereto as Exhibit 99.3 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited Consolidated Financial Statements of the Partnership as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015, and 2014 (the "Consolidated Financial Statements") and replaces Item 7 (but not Item 7A) in the 2016 Form 10-K. Attached hereto as Exhibit 99.4 are the Consolidated Financial Statements, which replace Item 8 in the 2016 Form 10-K. The Consolidated Financial Statements give retrospective effect to the Partnership's acquisition of The DCP Midstream Business. Attached hereto as Exhibit 99.5 is Certain Relationships and Related Transactions, and Director Independence, which replaces Item 13 in the 2016 Form 10-K. Attached hereto as Exhibit 101 is the information included in Exhibit 99.4, formatted in XBRL, which replaces Exhibit 101 in the 2016 Annual Report on Form 10-K.
Except as otherwise expressly noted above, this Current Report on Form 8-K does not supersede any other information set forth in the 2016 Form 10-K and should be read in conjunction with the 2016 Form 10-K and our other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Deloitte & Touche LLP.

99.1	Business.

99.2	Selected Financial Data.

99.3	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Financial Statements and Supplementary Data.

99.5	Certain Relationships and Related Transactions, and Director Independence.

101
Financial statements of DCP Midstream, LP for the year ended December 31, 2016, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Changes in Equity, (v) the Consolidated Statements of Cash Flows,and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 24, 2017

DCP MIDSTREAM, LP

By:	DCP MIDSTREAM GP, LP
its General Partner

	By:	DCP MIDSTREAM GP, LLC
its General Partner

		By:	/s/ Sean P. O'Brien
		Name:	Sean P. O'Brien
		Title:	Group Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Deloitte & Touche LLP.

99.1	Business.

99.2	Selected Financial Data.

99.3	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Financial Statements and Supplementary Data.

99.5	Certain Relationships and Related Transactions, and Director Independence.

101
Financial statements of DCP Midstream, LP for the year ended December 31, 2016, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Changes in Equity, (v) the Consolidated Statements of Cash Flows,and (vi) the Notes to the Consolidated Financial Statements.